UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “8-K Amendment”) amends the Current Report on Form 8-K filed by Ichor Holdings, Ltd. (the “Company”) with the Securities and Exchange Commission on December 11, 2017 (the “Original 8-K”). The Company is filing this 8-K Amendment solely to add the below items to the Original 8-K. All other items of the Original 8-K are unaffected by this 8-K Amendment. This 8-K Amendment does not reflect events occurring after the filing date of the Original 8-K or modify or update disclosures in the Original 8-K except to add the below items.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On December 11, 2017, Ichor Holdings, LLC and certain of its subsidiaries entered into the Third Amendment (the “Third Amendment”) to the Credit Agreement (the “Credit Agreement”) by and among Ichor Holdings, LLC, Ichor Systems, Inc., Precision Flow Technologies, Inc., Ajax-United Patterns & Molds, Inc., Cal-Weld, Talon Innovations Corporation and Talon Innovations (FL) Corporation as borrowers, Bank of America, N.A., as administrative agent, and the financial institutions party thereto, as lenders. The Credit Agreement governs the Company’s credit facility that includes a revolver and a term loan facility. The Third Amendment increased the amount available to the Company for borrowing under the term loan facility by $120 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 under the heading “Amendment to Credit Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to the Credit Agreement, dated as of December 11, 2017, by and among Ichor Holdings, LLC, Ichor Systems, Inc., Precision Flow Technologies, Inc., Ajax-United Patterns & Molds, Inc., Cal-Weld, Inc., Talon Innovations Corporation and Talon Innovations (FL) Corporation, as borrowers, Bank of America, N.A., as administrative agent, and the financial institutions party thereto, as lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: March 13, 2018	/s/ Jeffrey Andreson
Name: Jeffrey Andreson
Title: Chief Financial Officer